NorthWestern Energy™

DEPENDABLE. RELIABLE. RESPONSIVE.

Annual Meeting of Stockholders

August 2, 2006

Forward-Looking Statement

During the course of this presentation today,
we will be discussing certain subjects including
those pertaining to our strategy, and our
discussions may contain forward-looking
information. Although our expectations and
beliefs are based on reasonable assumptions,
actual results may differ materially. These
factors that may affect our results are listed in
certain of our press releases and disclosed in
the company’s public filings with the SEC.

Agenda

1.

Overview and Update

2.

Financial Summary

3.

Proposed Merger with BBI

a)

Description of Merger

b)

Approvals Required

c)

Timeline

4.

Comments/Questions

NorthWestern™ Energy

DEPENDABLE. RELIABLE. RESPONSIVE.

Overview and Update

NorthWestern Energy’s Goals

Provide
high quality
reliable
service

Provide
energy at
reasonable
prices

We have streamlined our operations to
better focus on our energy business

Provide
attractive
return to our
owners

Regulated Operations (85%*)

NorthWestern Energy

628,500 customers in Montana, South Dakota and Nebraska

Electric Operations (73%**)

Montana

316,000 customers in 187 communities

7,000 miles of transmission lines

20,300 miles of distribution lines

South Dakota

59,000 customers in 110 communities

3,200 miles of T&D lines

Owns 310 net MW of power generation

Gas Operations (27%**)

Montana

170,000 customers in 105 communities

3,700 miles of underground distribution
pipelines

2,000 miles of transmission pipelines

16.3 Bcf of gas storage

South Dakota/Nebraska

83,500 customers in 59 communities in
SD and 4 communities in NE

2,100 miles of distribution gas mains

Business Overview

Unregulated Operations (15%*)

Electric - Primarily consists of a lease of 30% of Colstrip Unit 4, a 740 MW coal-fired plant in MT

Natural Gas - Gas supply and distribution services to high volume customers in SD/NE

* = % of 2005 consolidated gross margin

** = % of 2005 regulated operations gross margin

Kalispell
Havre
Great Falls
Missoula
Helena
Butte
Bozeman
Billings
YELLOWSTONE NATIONAL PARK
MONTANA
WYOMING
COYOTE I
NORTH DAKOTA
Aberdeen
BIG STONE
Huron
Brookings
Mitchell
Yankton
SOUTH DAKOTA
MINNESOTA
IOWA
NEAL #4
NEBRASKA
North Platte
Grand Island
Kearney

NorthWestern Energy

NorthWestern Energy

Utility Service Territory

Electric transmission lines

Natural gas distribution lines

Supplier-owned electric or natural gas lines

Electric generating plant

Natural gas storage fields

Natural gas compressor stations

361
367
373
287
291
296
300
2002
2003
2004
2005
Residential
Commercial
Industrial
Other

8,901
9,228
176
2,488
2,490
2,543
2,468
2,680
2002
2003
2004
2005
Residential
Commercial
Industrial
Other

238
242
244
249
29
30
30
30
208
212
214
218
2002
2003
2004
2005
Residential
Commercial
Industrial
Other

28.1
0.2
18.7
18.6
17.9
18.0
2002
2003
2004
2005
Residential
Commercial
Industrial
Other

NorthWestern Energy

Source:  Company reports and SEC filings.

Customer and Volume Statistics

Electric Customers (000)

Electric Volume in MWh (000)

Natural Gas Customers (000)

Gas Volume in Therms Sales (MM MMBtu)

CAGR

’02 to ’05 = 1.6%

CAGR

’02 to ’05 = 3.7%

CAGR

’02 to ’05 = 1.6%

CAGR

’02 to ’05 = -1.0%

Gas customer
growth but offset
by conservation
and warm weather

Electric customer
and volume
growth has been
strong over the
last 3 yrs

Highlights Since Last
Stockholder Meeting

Operational Achievements

Procured electric supply contract for Montana

7 yr agreement at a substantial price discount to current market rates

Comparing to estimated forward pricing curves, the contract starts about $22 below market rates and ends about $8 above market rates with March 2012 being the crossover point

Allows flexibility to pursue more permanent electric supply options

1st quartile for Customer Average Interruption Duration Index

Nationwide survey by PA Consulting for 2004

Using IEEE criteria

Timely response to winter storm in South Dakota

More than 1,000 route miles of electric lines were flattened by the storm

All electric customers lost service at some point of storm

Initial restoration done sooner than expected and without accident or injury

Highlights Since Last
Stockholder Meeting

Customer Service Achievements

Received ServiceOne™ Award for second consecutive year

Conducted community weatherization events to prepare
customers for higher winter gas  prices

Established the Challenge Grant of $1 million for customers

Highlights Since Last
Stockholder Meeting

Financial Achievements

Completed divestiture of non-core assets

Received $49 million from Netexit bankruptcy settlement

Paid down $94 million of debt to achieve debt to cap ratio of just under 50%

Debt Refinancings

Amended the secured $250 million credit facility to be an
unsecured $200 million facility and reduced the interest rate

Refinanced $170 million in Pollution Control Bonds lowering the interest rate more than 1% annually

Improved Credit Ratings

Achieved investment grade credit ratings with two of the three agencies that rate our secured debt

Increased shareholder dividend from an annual rate of
$1.00/share to an annual rate $1.24/share

Highlights Since Last
Stockholder Meeting

Resolution of Significant Litigation

All bankruptcy claims resolved except Magten matters

Settled stockholder securities class action and derivative cases

Received $9 million for settlement of NorthWestern v. PPL
Montana breach of contract lawsuit and bankruptcy claims

Provided for PPLM to withdraw and release all of its claims in the
NorthWestern bankruptcy and federal court litigation

Ruling that entitled Company to $9.5 million payment

Relates to 2002 insurance coverage dispute

Proceeds expected in 3rd qtr. 2006

Highlights Since Last
Stockholder Meeting

Regulatory Achievements

Utility

MPSC approval of the 2005 MT Electric and Natural Gas Default
Supply Costs Trackers

Completed review by the MPSC of the 2005 Electric and Natural Gas
Default Supply Procurement Plans

NWE/BBI Sales Transaction

Filed applications for approval of merger with BBI for FERC, MT,
SD, NE and CFIUS

CFIUS approval on July 31, 2006

HSR and FCC to be filed in next few months

NorthWestern Energy™

DEPENDABLE. RELIABLE. RESPONSIVE.

Financial Highlights

CAGR 02 - 05A 9.2%
174
170
188
226
2002
2003
2004
2005

98
148
84
61
2002
2003
2004
2005

121
(107)
137
151
2002
2003
2004
2005

148
58
90
71
80
81
2002
2003
2004
2005
Utility(2)
Other

Source:  Company reports and SEC filings.

Note:   Full year 2004 results show combined results for NWEC’s predecessor company from January 1, 2004 to October 31, 2004 and for
NWEC from November 1, 2004 to December 31, 2004.

   (1)    Before reorganization expenses and impairment charge.

   (2)    Excludes cash used in acquisitions.

   (3)    2002 other capital expenditures include $10 million related to Montana’s utility acquisition stipulation, $20 million related to the buyout of the automatic meter reading lease and $28 million related to MFM.

   (4)    Cash flow from continuing operations (excludes change in restricted cash).

Financial Highlights

EBITDA(1)

Interest Expense

Cash Flow from Operations(4)

Capital Expenditures(2)

($ in millions)

($ in millions)

($ in millions)

($ in millions)

June 30, 2006	Dec. 31, 2005
ASSETS		
Current Assets	$ 234,104	$ 313,493
Property, Plant and Equipment, Net	1,425,633	1,409,205
Goodwill	435,076	435,076
Regulatory Assets	197,485	204,466
Other Noncurrent Assets	37,549	38,163
Total assets	**$ 2,329,847**	**$ 2,400,403**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Current Liabilities	$ 206,505	$ 268,204
Current Portion of Long-term Debt	156,784	156,455
Long-term Debt	546,441	586,515
Deferred Income Taxes	124,585	100,192
Noncurrent Regulatory Liabilities	177,681	170,744
Other Noncurrent Liabilities	378,059	380,798
Total liabilities	**1,590,055**	**1,662,908**
Total shareholders' equity	**739,792**	**737,495**
Total liabilities and shareholders' equity	**$ 2,329,847**	**$ 2,400,403**

NorthWestern Energy

Stronger Balance Sheet

Debt Ratings

Debt to total capitalization ratio is down to 48.7%
(from 50.2% at 12/31/05)

NorthWestern™ Energy

DEPENDABLE. RELIABLE. RESPONSIVE.

Proposed Transaction

Proposed Transaction Summary

$37/share

Cash to shareholders

Buyer is Babcock &
Brown Infrastructure

* Enterprise value of $2.2 billion

Best Value and Risk Profile for
NorthWestern Stockholders

Fairness opinions from widely
recognized firms Credit Suisse
and Blackstone

Positive outcome
for stockholders

Offer does not
increase NWEC debt
and includes
adequate protection
for stockholders

All-cash price a
15.3% premium to
our closing share
price prior to
announcing merger

Best value for stockholders
of proposals received during
the process

BABCOCK & BROWN
INFRASTRUCTURE

NorthWestern Energy

Who is Babcock and Brown Infrastructure?

Listing: ASX: BBI (on Australian Stock Exchange)

Total Assets: $4,500 million

2005 Revenue: $745 million

Headquarters: Sydney, New South Wales, Australia

Website: www.bbinfrastructure.com

BBI is a long-term, conservative, utility asset owner
with a proven track record of owning energy
distribution, transmission and other regulated assets.

Why BBI?

Access to
Capital

Stability

In addition to providing the highest
shareholder value, BBI is the type of owner
who will support NorthWestern’s
commitment to service excellence and
community growth in the future.

Access to
Expertise

Approvals Required

Stockholder approval

Federal Energy Regulatory
Commission (FERC)

Montana Public Service
Commission (MPSC)

South Dakota Public Utilities
Commission (SDPUC)

Nebraska Public Service
Commission (NPSC)

Clearance under Hart-Scott-
Rodino Act (HSR)

Federal Communications
Commission (FCC)

Committee on Foreign
Investment in U.S. (CFIUS)

We have filed, or will be filing in the

near future, in all required jurisdictions

to gain merger approval

Approval Steps for
Regulatory Commissions

File regulatory
applications

Procedural
Schedules and
Data Exchange

Hearings

Regulatory
approval

The procedural schedules have
suggested timelines to effect
approval mid-2007

45 days

120 - 180 days

75 - 90 days

Approval  240 - 315 days
after announcement

Comments/Questions